            SELIGMAN
              INCOME
           FUND, INC.























                                 MID-YEAR REPORT
                                  JUNE 30, 1998

                                  SEEKING HIGH
                                 CURRENT INCOME
                                   AND FUTURE
                                GROWTH OF CAPITAL

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today's investors seek their long-term financial goals.

[PICTURE]

TIMES CHANGE...
Established in 1864, Seligman's history of providing financial services has been marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 134 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions for these changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest, diversified, publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including funds that focus on technology stocks, municipal bonds, and international securities.


 ...VALUES ENDURE
Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman into the new millennium.

TABLE OF CONTENTS
To the Shareholders ..................................    1
Interview With Your Portfolio Managers ...............    2
Performance Overview .................................    4
Portfolio Overview ...................................    6
Portfolio of Investments .............................    8
Statement of Assets and Liabilities ..................   11
Statement of Operations ..............................   12
Statements of Changes in Net Assets ..................   13
Notes to Financial Statements ........................   14
Financial Highlights .................................   17
Report of Independent Auditors AND Additional
  Information ........................................   19
Board of Directors AND Executive Officers ............   20
Glossary of Financial Terms ..........................   21

TO THE SHAREHOLDERS

For the first six months of 1998, Seligman Income Fund posted a total return of 6.04% based on the net asset value of Class A shares. This return outpaced the 5.85% total return of its peers, as measured by the Lipper Income Funds Average. The Fund also outpaced the 3.93% total return of the Lehman Brothers Aggregate Bond Index, which measures the performance of the bond markets. Meanwhile, the Fund maintained a favorable dividend yield compared to that of the Standard & Poor's 500 Composite Stock Price Index (S&P 500).

The US economy continued to grow throughout the first half of the year, bringing the expansion into an unprecedented eighth year. Inflation was low, wages were high, and consumer spending was strong. According to the Conference Board, consumer confidence rose to a 29-year high in June, reflecting these positive fundamentals. Further, the supply of consumer goods kept pace with demand, which helped the economic expansion remain balanced.

However, some economic indicators toward the end of the first half suggested the start of a deceleration in the pace of economic growth. The expectation of slower growth, combined with fears about the effects of the Asian financial crisis, heightened investor demand for "safe haven" US fixed-income investments. Both foreign and domestic investors continued to favor the safety and quality of US Treasury securities. Many overseas investors, in particular, pulled assets out of foreign stock and bond markets in favor of US Treasuries. In fact, foreign investors doubled purchases of US bonds over the past three years, according to the Federal Reserve Board.

Within the equity market, the scenario was similar. Domestic and overseas investors retreated into well-known, liquid, large-cap growth stocks, which have a history of providing stable earnings and dividends. This "flight to quality" was beneficial to the equity portion of the portfolio. Domestic consumer confidence and the healthy economy also boosted overall demand for equity investments, and increased consumer spending provided an opportunity for many US companies to reinvest earnings, improve credit lines, and strengthen their core businesses.

Looking ahead, we have a positive outlook for the fixed-income markets. The Asian crisis has tempered inflationary forces, and this should continue to prevent the Fed from raising short-term interest rates. Moreover, as the federal budget surplus grows, the US Treasury will probably issue fewer bonds in the coming months. This would further reduce supply, and could increase the value of the Fund's fixed-income holdings.

Within the US equity market, the Asian crisis has just begun to impact the US economy. While the crisis led investors to favor the safety of large-cap growth stocks, it may begin to pressure the earnings of these companies, and by extension their stock prices, in the months to come. Expectations for a continued appreciation in the prices of equities may be too optimistic. However, we believe that ongoing strong domestic consumer confidence and healthy economic conditions should boost corporate performance, despite the Asian crisis and the slowdown in growth. US companies should again benefit from a benign economic environment.

As you may know, companies are modifying their computer systems to recognize dates of January 1, 2000, and beyond. This is often referred to as the "Y2K" problem. Unless systems are updated, many applications may interpret the last two digits of the year to mean 1900 instead of 2000. J. & W. Seligman & Co. Incorporated, the Seligman Investment Companies, and Seligman Data Corp., your shareholder service agent, have jointly established a team to ensure that your investment and shareholder services are not disrupted. This team is supported by consulting firms specializing in Y2K solutions. Substantial work has been performed to date, and we are confident that there will be no disruption in the services provided by your Fund.

Thank you for your continued interest in Seligman Income Fund. We look forward to serving your investment needs in the many years to come. A discussion with your Portfolio Managers, the Fund's portfolio of investments, and financial statements follow this letter.

By order of the Board of Directors,




/s/William C.  Morris
----------------------
William C.  Morris
Chairman
                                /s/Brian T.  Zino
                                -----------------
                                Brian T.  Zino
                                President


July 31, 1998

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
CHARLES C. SMITH, JR. AND RODNEY COLLINS

Q.  HOW DID SELIGMAN INCOME FUND PERFORM IN THE FIRST HALF OF 1998?

A. Seligman Income Fund posted a total return of 6.04% based on the net asset value of Class A shares. This return outpaced the Lipper Income Funds Average's total return of 5.85% and the 3.93% total return of the Lehman Brothers Aggregate Bond Index, which measures the performance of the bond markets. The Fund continued to maintain a favorable dividend yield compared to the Standard & Poor's 500 Composite Stock Price Index (S&P 500).

Q. WHICH ECONOMIC AND MARKET FACTORS INFLUENCED SELIGMAN INCOME FUND'S RESULTS IN THE FIRST HALF OF 1998?

A. Overall, the economic environment was positive for both the fixed-income and equity portions of the Fund's portfolio. The US economy continued to grow in the first half, even though some economic indicators suggested the start of a deceleration in the pace of economic growth. The economy provided a solid environment for profit growth among many domestic companies, while the expectation of slower growth heightened investor interest in these stocks.

    Ironically, the Asian financial crisis actually had positive effects on the portfolio's holdings, as it strengthened demand for fixed-income investments and increased returns in the equity portion of the Fund's portfolio. The stability of US securities attracted many overseas investors, in particular. In fact, foreign investors now own about $1.5 trillion of US Treasuries, or about one-third of all those outstanding. These factors reduced yields and increased prices, which benefited the fixed-income market.

    Meanwhile, as the federal budget continued to run at a surplus, the US Treasury issued fewer bonds, tightening supplies and enhancing returns in the fixed-income market.

    In the US equity market, demand for large-capitalization growth stocks was strong. Domestic and overseas investors favored well-known, liquid, large-capitalization growth stocks with stable earnings and dividends, such as those held by your Fund.

SELIGMAN GROWTH AND INCOME TEAM

Rodney Collins (Co-Portfolio Manager), Amy Fujii, Melanie Ravenell (Administrative Assistant), Jonathan Roth, Charles C. Smith, Jr. (Portfolio Manager)


A TEAM APPROACH
Seligman Income Fund is managed by the Seligman Growth and Income Team, headed by Charles C. Smith, Jr. Mr. Smith and Mr. Collins are assisted in the management of the Fund by seasoned research professionals who are responsible for identifying the most attractive corporate and government securities and dividend-paying common stocks, consistent with the Fund's objective.

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
CHARLES C. SMITH, JR. AND RODNEY COLLINS

    While the Asian crisis increased investor interest in US fixed-income and equity investments in the first half, it began to pressure corporate profits in some industries. Global demand fell for consumer products, infrastructure equipment, and commodities. Companies that previously sold into these markets instead infused the US with inexpensive imports.

Q.  WHAT WAS YOUR INVESTMENT STRATEGY?

A. The restructuring of Seligman Income Fund's portfolio in 1997, which eliminated its exposure to convertible securities, improved the Fund's returns without increasing overall risk. Further, the Fund maintained an attractive current yield compared to its competitors.

    In the fixed-income portion of the portfolio, we continued to hold bonds with intermediate maturities, as they are less volatile relative to bonds with longer maturities, but still benefit from declining interest rates.

    Generally, the Fund's equity investments performed well in the first half. The portfolio's holdings in capital goods, consumer cyclicals, finance, health care, and technology stocks all posted strong results. The consumer cyclicals sector performed especially well, due to strength in consumer spending.

    The equity portion of the portfolio was overweighted in energy stocks because they had attractive yields and reasonable valuations, and we believe the companies have good long-term prospects. This sector outperformed expectations, despite recent declines in energy prices. We will remain overweighted in energy stocks, as we believe the drop in energy prices will soon end.

    On the other hand, the portfolio was underweighted in the technology sector to avoid the negative impact of lower Asian demand for high-tech consumer products such as disk drives, personal computers, and infrastructure equipment. Nevertheless, the Fund still benefited overall from its holdings in this sector because they were concentrated in companies that have little Asian exposure. The portfolio will remain underweighted in technology stocks until the long-term impact of the Asian crisis on the industry becomes clearer.

Q.  WHAT IS THE OUTLOOK?

A. Overall, we remain cautiously optimistic due to our expectations for stable but slowing economic growth. While the Asian financial crisis only modestly affected the US economy in the first half of 1998, and, in fact, may have helped to buoy demand for bonds and stocks, we believe it could compromise corporate profits in some industries in the months to come.

    In general, the economic fundamentals remain positive, yet we believe investor expectations may be too optimistic. While we expect the economy to remain healthy, we are aware that it may not grow at the same pace seen over the past few years.

    Seligman Income Fund's conservative investment strategy and substantial dividend yield should benefit investors. The fixed-income portion of the portfolio should be helped by low interest rates and high demand. The Asian crisis could also be a stabilizing factor in the bond markets, as it should yet again prevent the Fed from raising short-term interest rates. Within this supportive environment, we believe Seligman Income Fund could outperform less-diversified income-oriented portfolios.

PERFORMANCE OVERVIEW

INVESTMENT RESULTS PER SHARE


TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 1998


                                                                                      AVERAGE ANNUAL
                                                             ----------------------------------------------------------------
                                                                                                       CLASS B       CLASS D
                                                                                                        SINCE         SINCE
                                                 SIX            ONE          FIVE           10        INCEPTION     INCEPTION
                                               MONTHS*         YEAR          YEARS         YEARS       4/22/96       5/3/93
                                             ----------      --------      --------      --------    -----------   -----------
CLASS A**
With Sales Charge                                1.00%         8.03%         8.59%        10.44%          n/a           n/a
Without Sales Charge                             6.04         13.39          9.66         10.98           n/a           n/a

CLASS B**
With CDSL+                                       0.57          7.61           n/a           n/a         10.98%          n/a
Without CDSL                                     5.57         12.58           n/a           n/a         12.18           n/a

CLASS D**
With 1% CDSL                                     4.57         11.51           n/a           n/a           n/a           n/a
Without CDSL                                     5.57         12.51          8.80           n/a           n/a          8.95%

LIPPER INCOME FUNDS AVERAGE***                   5.85         13.95         12.09         12.24         14.84++       12.33+++

LEHMAN BROS. AGGREGATE BOND INDEX***             3.93         10.54          6.88          9.07          9.16++        7.05+++

S&P 500***                                      17.71         30.16         23.08         18.56         31.34++       22.95+++



NET ASSET VALUE

                  JUNE 30, 1998       DECEMBER 31, 1997        JUNE 30, 1997
                 --------------     --------------------      --------------
CLASS A              $15.23                $14.81                  $15.33
CLASS B               15.19                 14.79                   15.30
CLASS D               15.18                 14.78                   15.30

DIVIDEND AND CAPITAL GAIN INFORMATION For the Six Months Ended June 30, 1998

                     DIVIDENDS
                       PAID                                   CAPITAL GAIN
                   -------------                             ---------------
CLASS A               $0.340          PAID                       $0.132o
CLASS B                0.290          REALIZED                    1.105
CLASS D                0.290          UNREALIZED                  0.921oo

   Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

-------------
   * Returns for periods of less than one year are not annualized.
  ** Return figures reflect any change in price per share and assume the investment of dividend and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales load ("CDSL"), charged on certain redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSL, charged on redemptions made within one year of the date of purchase.
 *** The Lipper Income Funds Average, the Lehman Bros. Aggregate Bond Index, and the S&P 500 are unmanaged benchmarks that assume investment of dividends. The Lipper Income Funds Average excludes the effect of sales charges. The monthly performance of the Lipper Income Funds Average is used in the Performance Overview. The S&P 500 and the Lehman Bros. Aggregate Bond Index exclude the effect of fees and sales charges. Investors cannot invest directly in an index or an average.
   + The CDSL is 5% for periods of one year or less, and 3% since inception.
  ++ From April 30, 1996.
 +++ From April 30, 1993.
   o Represents undistributed realized capital gains from 1997, which were paid on June 24, 1998.
  oo Represents the per share amount of net unrealized appreciation of portfolio securities as of June 30, 1998.

PERFORMANCE OVERVIEW

GROWTH OF AN
ASSUMED $10,000 INVESTMENT IN
CLASS A SHARES

JUNE 30, 1988, to
JUNE 30, 1998


GROWTH OF AN ASSUMED $10,000
INVESTMENT IN
CLASS B SHARES

APRIL 22, 1996,  to
JUNE 30, 1998


GROWTH OF AN ASSUMED $10,000
INVESTMENT IN
CLASS D SHARES

MAY 3, 1993, to
JUNE 30, 1998


[THE FOLLOWING FIGURES REPRESENT A MOUNTAIN CHART IN THE PRINTED REPORT]

Class A With load
6/30/88    $9,523* Initial Amount Invested
9/30/88     9,601
12/31/88    9,656
3/31/89     9,986
6/30/89    10,658
9/30/89    10,866
12/31/89   11,114
3/31/90    11,025
6/30/90    11,089
9/30/90    9,895
12/31/90   10,192
3/31/91    11,311
6/30/91    11,661
9/30/91    12,685
12/31/91   13,262
3/31/92    13,943
6/30/92    14,486
9/30/92    15,149
12/31/92   15,588
3/31/93    16,602
6/30/93    17,019
9/30/93    17,616
12/31/93   18,078
3/31/94    17,355
6/30/94    17,076
9/30/94    17,419
12/31/94   17,096
3/31/95    18,016
6/30/95    19,332
9/30/95    20,114
12/31/95   20,619
3/31/96    20,718
6/30/96    21,016
9/30/96    21,309
12/31/96   22,313
3/31/97    22,476
6/30/97    23,801
9/30/97    24,904
12/31/97   25,450
3/31/98    26,875
6/30/98   $26,987 Total Value at June 30, 1998



[THE FOLLOWING FIGURES REPRESENT A MOUNTAIN CHART IN THE PRINTED REPORT]


Class B   With CDSL
4/22/96  $10,000 Initial Amount Invested
5/31/96   10,097
6/30/96   10,166
7/31/96    9,976
8/31/96   10,067
9/30/96   10,286
10/31/96  10,479
11/30/96  10,785
12/31/96  10,758
1/31/97   10,881
2/28/97   10,931
3/31/97   10,808
4/30/97   10,932
5/31/97   11,237
6/30/97   11,425
7/31/97   11,843
8/31/97   11,552
9/30/97   11,934
10/31/97  11,851
11/30/97  11,976
12/31/97  12,183
1/31/98   12,290
2/28/98   12,587
3/31/98   12,833
4/30/98   12,767
5/31/98   12,780
6/30/98   12,862** Total Value at June 30, 1998

[THE FOLLOWING FIGURES REPRESENT A MOUNTAIN CHART IN THE PRINTED PIECE]

Class D  W/O CDSL
5/3/93     10,000 Initial Amount Invested
6/30/93    10,209
9/30/93    10,546
12/31/93   10,802
3/31/94    10,347
6/30/94    10,165
9/30/94    10,347
12/31/94   10,132
3/31/95    10,655
6/30/95    11,412
9/30/95    11,847
12/31/95   12,124
3/31/96    12,158
6/30/96    12,308
9/30/96    12,454
12/31/96   13,025
3/31/97    13,086
6/30/97    13,832
9/30/97    14,449
12/31/97   14,740
3/31/98    15,527
6/30/98    15,562 Total Value at June 30, 1998




These charts reflect the growth of a $10,000 investment for a 10-year period for Class A shares and since inception for Class B and Class D shares, assuming that all distributions within the periods are invested in additional shares. Since the measured periods vary, the charts are plotted using different scales and are not comparable.


--------
 * Net of the 4.75% maximum initial sales charge.
** Excludes the effect of the 3% CDSL.
 + Inception date.

PORTFOLIO OVERVIEW


DIVERSIFICATION OF NET ASSETS

                                   PERCENT OF TOTAL
                                  ------------------
                                  JUNE 30,  DEC. 31,
                                    1998      1997
                                  ------------------
Aerospace and Defense .........      1.0       0.6
Automotive and Related ........      1.7       1.9
Banking and Finance ...........     15.0      19.4
Business Services .............      0.9       1.3
Chemicals .....................      2.7       3.2
Computer Goods
   and Services ...............      2.7        --
Consumer Goods
   and Services ...............     10.0       5.5
Diversified ...................      0.3       1.2
Drugs and Health Care .........      2.9       4.1
Electric and Gas Utilities ....      4.4       5.7
Electronics ...................       --       1.4
Energy ........................      7.5       9.1
Environmental Services ........       --       1.0
Food ..........................      1.1       0.5
Funeral Services ..............      1.4       1.4
Hotels/Motels .................       --       0.6
Insurance .....................      4.8       4.4
Leisure .......................      1.4        --
Machinery .....................      1.2       2.1
Media .........................      4.6       3.2
Metals ........................      0.8       0.3
Office Equipment ..............       --       0.6
Paper and Packaging ...........      0.7       2.2
Retailing .....................      5.8       4.5
Technology ....................      2.5       1.8
Tobacco .......................      2.4       0.8
Transportation ................      0.7       0.2
Utilities/Telecommunications ..      6.5       4.3
Miscellaneous .................       --       0.2
                                  ------    ------
Total Corporate
   Fixed-Income Securities
   and Common Stocks ..........     83.0      81.5
US Government and
   Government Agency
   Securities .................     15.3      17.9
SHORT-TERM HOLDINGS
   AND OTHER ASSETS
   LESS LIABILITIES ...........      1.7       0.6
                                  ------    ------
TOTAL .........................    100.0     100.0
                                  ======    ======


LARGEST INDUSTRIES+
JUNE 30, 1998

[THE FOLLOWING FIGURES REPRESENT A CHART IN THE PRINTED REPORT]

                                  Percent of
                                  Net Assets
                                  ----------
BANKING AND FINANCE .............   15.0%
CONSUMER GOODS AND SERVICES .....   10.0%
ENERGY ..........................    7.5%
UTILITIES/TELECOMMUNICATIONS ....    6.5%
RETAILING .......................    5.7%

-----------
+ Excludes US Government and Government Agency securities.




COMPOSITION OF NET ASSETS


                                        PERCENT OF TOTAL
                                     ----------------------
                                     JUNE 30,      DEC. 31,
                                       1998          1997
                                     --------      --------
Corporate Bonds ....................     39.3         31.3
Convertible Preferred Stocks .......      3.2          7.5
Convertible Bonds ..................       --          3.8
Asset-Backed Securities ............      1.4          2.8
-----------------------------------------------------------
Total Corporate
Fixed-Income Securities ............     43.9         45.4
-----------------------------------------------------------
Common Stocks ......................     39.1         36.1
-----------------------------------------------------------
US Government and
Government Agency
Securities .........................     15.3         17.9
Short-Term Holdings and
Other Assets Less Liabilities ......      1.7          0.6
-----------------------------------------------------------
TOTAL ..............................    100.0        100.0
-----------------------------------------------------------

PORTFOLIO OVERVIEW




LARGEST PORTFOLIO CHANGES
During Past Six Months

                                                    PRINCIPAL AMOUNT
                                             ------------------------------
                                                                  HOLDINGS
ADDITIONS                                      INCREASE           6/30/98
---------                                    -----------        -----------
US GOVERNMENT AND
GOVERNMENT AGENCY
SECURITIES:
US Treasury Notes
   6 1/4%, 8/31/2002 .....................    $10,000,000        $10,000,000
US Treasury Notes
   6 3/8%, 8/15/2027 .....................      5,000,000          5,000,000
Government National
   Mortgage Association
   6 1/2%, 8/15/2027 .....................     36,037,703         36,037,703
CORPORATE BONDS:
Chase Manhattan
   6 3/8%, 4/1/2008 ......................      5,000,000          5,000,000
Philip Morris
   7 1/8%, 8/15/2002 .....................      5,000,000          5,000,000
Praxair 6 5/8%, 10/15/2007 ...............      5,000,000          5,000,000
Royal Caribbean Cruises
   6 3/4%, 3/15/2008 .....................      5,000,000          5,000,000
Viacom 7 3/4%, 6/1/2005 ..................      5,000,000          5,000,000
Whitman 7 1/2%, 2/1/2003 .................      5,000,000          5,000,000
WorldCom 7 3/4%, 4/1/2007 ................      5,000,000          5,000,000


                                                     PRINCIPAL AMOUNT
                                                         OR SHARES
                                              ------------------------------
                                                                  HOLDINGS
REDUCTIONS                                      INCREASE          6/30/98
----------                                    -----------        -----------
US GOVERNMENT AND
GOVERNMENT AGENCY
SECURITIES:
US Treasury Notes
   6 5/8%, 5/15/2007 .....................    $13,000,000        $ 4,000,000
US Treasury Notes
   6 5/8%, 2/15/2027 .....................      5,000,000                 --
Government National
   Mortgage Association
   7 1/2%, 4/15/2027 .....................     21,979,014                 --
CORPORATE BONDS:
Anixter 8%, 9/15/2003 ....................      5,000,000                 --
Corp.Andina de Fomento
   7 1/4%, 3/1/2007 ......................      5,000,000                 --
Homeside Lending
   6.86%, 7/2/2001 .......................      5,000,000                 --
Oryx Energy
   8 1/8%, 10/15/2005 ....................      5,000,000                 --
CONVERTIBLE
PREFERRED STOCKS:
Federal Mogul 7% .........................         96,000 shs.            --
ASSET-BACKED SECURITIES:
United Companies Financial
   1997-C 6.88%, 9/15/2022 ...............    $ 5,000,000                 --


Largest portfolio changes from the previous period are based on cost of purchases and proceeds from sales of securities.


LARGEST PORTFOLIO HOLDINGS
JUNE 30, 1998

SECURITY                                                         VALUE
--------                                                      -----------
Government National Mortgage
   Association 6 1/2%, 8/15/2027 .........................    $36,008,513
US Treasury Notes
   6 1/4%, 8/31/2002 .....................................     10,262,510
Salomon Smith Barney
   Holdings 7 5/8% .......................................      6,548,438
Tele-Communications
   9.80%, 2/1/2012 .......................................      6,438,465
Time Warner 9 1/8%, 1/15/2013 ............................      6,167,060
US Treasury Notes
   6 3/8%, 8/15/2027 .....................................      5,493,755
Petroleum Geo-Services
   7 1/2%, 3/31/2007 .....................................      5,439,615
News America Holdings
   7.43%, 10/1/2026 ......................................      5,434,980
WorldCom 7 3/4%, 4/1/2007 ................................      5,409,925
St. Paul Capital 6% ......................................      5,400,000

PORTFOLIO OF INVESTMENTS
JUNE 30, 1998
                                                   PRINCIPAL
                                                    AMOUNT              VALUE
                                                 ------------        -----------
US GOVERNMENT AND
   GOVERNMENT AGENCY
   SECURITIES   15.3%
US Treasury Notes
   6 1/4%, 8/31/2002                              $10,000,000        $10,262,510
US Treasury Notes
   6 5/8%, 5/15/2007                                4,000,000          4,300,004
US Treasury Notes
   6 3/8%, 8/15/2027                                5,000,000          5,493,755
Government National
   Mortgage Association,
   Mortgage-backed
   Pass-through Certificates:
   6 1/2%, 8/15/2027++                             36,037,703         36,008,513
                                                                     -----------
TOTAL US GOVERNMENT
   AND GOVERNMENT
   AGENCY SECURITIES
   (Cost $55,844,196)                                                 56,064,782
                                                                     -----------
CORPORATE BONDS 39.3%
BANKING AND FINANCE 8.0%
American General Finance
   6.20%, 3/15/2003                                 4,000,000          4,028,420
AT&T Capital
   6 1/4%, 5/15/2001                                5,000,000          5,004,915
Capital One Bank
   8 1/8%, 3/1/2000                                 5,000,000          5,153,775
Chase Manhattan
   6 3/8%, 4/1/2008                                 5,000,000          5,024,525
Franchise Finance
   7%, 11/30/2000                                   5,000,000          5,056,910
United Companies Financial
   9.35%, 11/1/1999                                 2,000,000          2,041,008
United Companies Financial
   8 3/8%, 7/1/2005                                 3,000,000          2,994,468
                                                                     -----------
                                                                      29,304,021
                                                                     -----------
CHEMICALS  1.7%
Geon 6 7/8%, 12/15/2005                             1,000,000          1,022,856
Praxair 6 5/8%, 10/15/2007                          5,000,000          5,100,435
                                                                     -----------
                                                                       6,123,291
                                                                     -----------
COMPUTER GOODS
  AND SERVICES 2.7%
Dell Computer
   6.55%, 4/15/2008                                 5,000,000          5,077,995
Lexmark International
   6 3/4%, 5/15/2008                                5,000,000          5,017,280
                                                                     -----------
                                                                      10,095,275
                                                                     -----------
CONSUMER GOODS
  AND SERVICES 3.6%
Equifax 6.30%, 7/1/2005                             3,000,000          2,979,666
Service Corp.  International
   6 1/2%, 3/15/2008                                5,000,000          5,038,255
Whitman 7 1/2%, 2/1/2003                            5,000,000          5,256,755
                                                                     -----------
                                                                      13,274,676
                                                                     -----------
ELECTRIC AND GAS UTILITIES 1.4%
Consumers Energy
   6 3/8%, 2/1/2008+                                5,000,000          4,984,815
                                                                     -----------
ENERGY 2.4%
Barrett Resources
   7.55%, 2/1/2007                                  3,300,000          3,458,647
Petroleum Geo-Services
   7 1/2%, 3/31/2007                                5,000,000          5,439,615
                                                                     -----------
                                                                       8,898,262
                                                                     -----------
FUNERAL SERVICES 1.4%
Loewen Group International
   7 1/2%, 4/15/2001                                5,000,000          5,092,700
                                                                     -----------
LEISURE 1.4%
Royal Caribbean Cruises
   6 3/4%, 3/15/2008                                5,000,000          5,063,130
                                                                     -----------
MEDIA 4.6%
News America Holdings
   7.43%, 10/1/2026                                 5,000,000          5,434,980
Time Warner 9 1/8%, 1/15/2013                       5,000,000          6,167,060
Viacom 7 3/4%, 6/1/2005                             5,000,000          5,356,190
                                                                     -----------
                                                                      16,958,230
                                                                     -----------
RETAILING 4.2%
Sears, Roebuck 6%, 3/20/2003                        5,000,000          4,995,090
Staples 7 1/8%, 8/15/2007                           5,000,000          5,194,300
Woolworth 7%, 6/1/2000                              5,000,000          5,070,820
                                                                     -----------
                                                                      15,260,210
                                                                     -----------
TECHNOLOGY 2.5%
Raytheon 6.55%, 3/15/2010                           5,000,000          5,055,290
Solectron 7 3/8%, 3/1/2006                          4,000,000          4,220,132
                                                                     -----------


                                                                       9,275,422
                                                                     -----------
                                       8
----------------------
See footnotes on page 10

PORTFOLIO OF INVESTMENTS
JUNE 30, 1998

                                                  PRINCIPAL
                                                   AMOUNT
                                                  OR SHARES            VALUE
                                                 -----------        -----------

TOBACCO 1.4%
Philip Morris 7 1/8%, 8/15/2002                  $ 5,000,000        $ 5,147,045
                                                                    -----------
UTILITIES/
  TELECOMMUNICATIONS 4.0%
Mid America Energy
   6 3/8%, 6/15/2006                               3,000,000          2,986,350
Tele-Communications
   9.80%, 2/1/2012                                 5,000,000          6,438,465
WorldCom 7 3/4%, 4/1/2007                          5,000,000          5,409,925
                                                                    -----------
                                                                     14,834,740
                                                                    -----------
TOTAL CORPORATE BONDS
(Cost $141,377,782)                                                 144,311,817
                                                                    -----------

CONVERTIBLE
  PREFERRED STOCKS 3.2%
  BANKING AND FINANCE 1.8%
Salomon Smith Barney
   Holdings 7 5/8%                                   137,500 shs.     6,548,438

INSURANCE 1.4%
St. Paul Capital 6%                                   75,000          5,400,000
                                                                    -----------
TOTAL CONVERTIBLE
   PREFERRED STOCKS
(Cost $7,513,938)                                                    11,948,438
                                                                    -----------

COMMON STOCKS 39.1%
AEROSPACE AND DEFENSE 1.0%
General Dynamics                                      80,400          3,738,600
                                                                    -----------
AUTOMOTIVE AND RELATED 1.7%
Chrysler                                              75,000          4,228,125
Eaton                                                 27,700          2,153,675
                                                                    -----------
                                                                      6,381,800
                                                                    -----------
BANKING AND FINANCE 3.8%
Ahmanson (H.F.)                                       51,100          3,628,100
BankAmerica                                           18,900          1,633,669
Bank of New York                                      45,500          2,761,281
Citicorp                                              17,400          2,596,950
Hartford Financial Services Group                     30,200          3,454,125
                                                                    -----------
                                                                     14,074,125
                                                                    -----------
BUSINESS SERVICES 0.9%
Xerox                                                 33,500          3,404,438
                                                                    -----------
CHEMICALS 1.0%
duPont (E.I.) de Nemours                              26,400          1,970,100
Goodrich (B.F.)                                       34,200          1,697,175
                                                                    -----------
                                                                      3,667,275
                                                                    -----------


                                                    SHARES             VALUE
                                                 -----------        -----------

CONSUMER GOODS
  AND SERVICES 6.4%
Anheuser-Busch                                        83,100          3,921,281
Avon Products                                         42,900          3,324,750
General Mills                                         51,400          3,514,475
Kimberly-Clark                                        51,400          2,357,975
RJR Nabisco Holdings                                  33,300            790,875
Russell                                              100,000          3,018,750
Sara Lee                                              88,500          4,950,469
Stanley Works                                         42,900          1,783,031
                                                                    -----------
                                                                     23,661,606
                                                                    -----------
DIVERSIFIED 0.3%
Alexander & Baldwin                                   43,800          1,272,938
                                                                    -----------
DRUGS AND HEALTH CARE 2.9%
Abbott Laboratories                                   80,000          3,270,000
American Home Products                                75,000          3,881,250
Bristol-Myers Squibb                                  30,200          3,471,112
                                                                    -----------
                                                                     10,622,362
                                                                    -----------
ELECTRIC AND
  GAS UTILITIES 3.0%
Edison International                                 111,200          3,287,350
Unicom                                                96,300          3,376,519
The Williams Companies                               123,800          4,178,250
                                                                    -----------
                                                                     10,842,119
                                                                    -----------
ENERGY 5.1%
Chevron                                               27,900          2,317,444
Exxon                                                 49,000          3,494,312
Mobil                                                 43,200          3,310,200
Royal Dutch Petroleum
   (Netherlands)                                      47,700          2,614,556
Texaco                                                54,000          3,223,125
Unocal                                               106,100          3,793,075
                                                                    -----------
                                                                     18,752,712
                                                                    -----------
FOOD 1.1%
ConAgra                                              123,000          3,897,563
                                                                    -----------
INSURANCE 3.4%
American General                                      55,900          3,979,381
Lincoln National                                      38,800          3,545,350
Marsh & McLennan                                      45,150          2,728,753
St. Paul Companies                                    52,800          2,220,900
                                                                    -----------
                                                                     12,474,384
                                                                    -----------

----------------------
See footnotes on page 10

PORTFOLIO OF INVESTMENTS
JUNE 30, 1998


                                                    SHARES             VALUE
                                                 -----------        -----------

MACHINERY 1.2%
GATX                                                  97,600        $ 4,282,200
                                                                    -----------
METALS 0.8%
Allegheny Teledyne                                   126,800          2,900,550
                                                                    -----------
PAPER AND PACKAGING 0.7%
Mead                                                  28,800            914,400
Union Camp                                            17,800            883,325
Weyerhaeuser                                          19,900            919,131
                                                                    -----------
                                                                      2,716,856
                                                                    -----------
RETAILING 1.6%
May Department Stores                                 38,600          2,528,300
Penney (J.C.)                                         46,700          3,376,994
                                                                    -----------
                                                                      5,905,294
                                                                    -----------
TOBACCO 1.0%
Philip Morris                                         90,200          3,551,625
                                                                    -----------
TRANSPORTATION 0.7%
Norfolk Southern                                      84,900          2,531,081
                                                                    -----------
UTILITIES/
  TELECOMMUNICATIONS 2.5%
GTE                                                   93,500          5,200,938
SBC Communications                                    97,200          3,888,000
                                                                    -----------
                                                                      9,088,938
                                                                    -----------
TOTAL COMMON STOCKS
(Cost $129,132,352)                                                 143,766,466
                                                                    -----------

                                                  PRINCIPAL
                                                   AMOUNT              VALUE
                                                 -----------       ------------

ASSET-BACKED
  SECURITIES++ 1.4%
(Cost $5,000,000)
BANKING AND FINANCE 1.4%
The Money Store Home Equity
   Trust 6.47%, 12/15/2025                       $ 5,000,000        $ 5,023,440
                                                                   ------------
SHORT-TERM HOLDINGS  0.8%
(Cost $3,100,000)                                                     3,100,000
                                                                   ------------
TOTAL INVESTMENTS    99.1%
(Cost $341,968,268)                                                 364,214,943
OTHER ASSETS
   LESS LIABILITIES   0.9%                                            3,204,637
                                                                   ------------
NET ASSETS     100.0%                                              $367,419,580
                                                                   ============

----------------------

 +  Rule 144A security.
++ Investments in mortgage-backed and asset-backed securities are subject to principal paydowns. As a result of prepayments from refinancing or satisfaction of the underlying instruments, the average life may be less than the original maturity. This in turn may impact the ultimate yield realized from these instruments.

See Notes to Financial Statements.



STATEMENT OF ASSETS AND LIABILITIES
June 30, 1998


ASSETS:
Investments, at value:
  Bonds and stocks (cost $283,024,072) .......................................   $ 305,050,161
  US Government and Government agency securities
  (cost $55,844,196) .........................................................      56,064,782
  Short-term holdings (cost $3,100,000) ......................................       3,100,000    $ 364,214,943
                                                                                 -------------
Cash ..........................................................................................         311,247
Receivable for interest and dividends .........................................................       3,616,908
Receivable for Capital Stock sold .............................................................         311,893
Receivable for securities sold ................................................................         233,562
Investment in, and expenses prepaid to, shareholder service agent .............................          67,032
Other .........................................................................................          44,878
                                                                                                  -------------
TOTAL ASSETS ..................................................................................     368,800,463
                                                                                                  -------------

LIABILITIES:
Payable for Capital Stock repurchased .........................................................         735,218
Accrued expenses, taxes, and other ............................................................         645,665
                                                                                                  -------------
TOTAL LIABILITIES .............................................................................       1,380,883
                                                                                                  -------------
NET ASSETS ....................................................................................   $ 367,419,580
                                                                                                  =============

COMPOSITION OF NET ASSETS:
Capital Stock, at par ($1 par value; 500,000,000 shares authorized; 24,147,448 shares outstanding):
  Class A .....................................................................................   $  17,929,608
  Class B .....................................................................................         920,831
  Class D .....................................................................................       5,297,009
Additional paid-in capital ....................................................................     296,021,739
Distributions in excess of net investment income ..............................................        (682,947)
Undistributed net realized gain ...............................................................      25,687,597
Net unrealized appreciation of investments ....................................................      22,246,675
Net unrealized depreciation on translation of assets
  and liabilities denominated in foreign currencies ...........................................            (932)
                                                                                                  -------------
NET ASSETS ....................................................................................   $ 367,419,580
                                                                                                  =============

NET ASSET VALUE PER SHARE:
CLASS A ($273,019,030 / 17,929,608 shares) ....................................................          $15.23
                                                                                                         ======
CLASS B ($13,983,795 / 920,831 shares) ........................................................          $15.19
                                                                                                         ======
CLASS D ($80,416,755 / 5,297,009 shares) ......................................................          $15.18
                                                                                                         ======


--------------
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 1998


INVESTMENT INCOME:
Interest .........................................................      $ 6,954,526
Dividends ........................................................        2,007,504
                                                                        -----------
TOTAL INVESTMENT INCOME ...........................................................         $ 8,962,030

EXPENSES:
Management fee ...................................................        1,085,851
Distribution and service fees ....................................          774,228
Shareholder account services .....................................          246,912
Shareholder reports and communications ...........................           55,000
Registration .....................................................           43,734
Auditing and legal fees ..........................................           37,907
Custody and related services .....................................           35,000
Directors' fees and expenses .....................................            5,357
Miscellaneous ....................................................           12,985
                                                                        -----------
TOTAL EXPENSES ....................................................................           2,296,974
                                                                                            -----------
NET INVESTMENT INCOME .............................................................           6,665,056

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on investments .................................       27,736,588
Net realized loss from foreign currency transactions .............       (1,060,330)
Net change in unrealized appreciation of investments .............      (13,503,010)
Net change in unrealized depreciation on translation of
  assets and liabilities denominated in foreign currencies .......          903,953
                                                                        -----------
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS .........................          14,077,201
                                                                                            -----------
INCREASE IN NET ASSETS FROM OPERATIONS ............................................         $20,742,257
                                                                                            ===========


----------
See Notes to Financial Statements.



STATEMENTS OF CHANGES IN NET ASSETS
                                                                                             SIX MONTHS ENDED      YEAR ENDED
                                                                                               JUNE 30, 1998    DECEMBER 31, 1997
                                                                                             ----------------   -----------------
OPERATIONS:
Net investment income ..................................................................         $  6,665,056     $ 16,391,245
Net realized gain on investments .......................................................           27,736,588       28,464,970
Net realized loss from foreign currency transactions ...................................           (1,060,330)        (330,664)
Net change in unrealized appreciation of investments ...................................          (13,503,010)       4,951,521
Net change in unrealized appreciation/depreciation on translation of
 assets and liabilities denominated in foreign currencies ..............................              903,953       (2,024,316)
                                                                                                 ------------     ------------
INCREASE IN NET ASSETS FROM OPERATIONS .................................................           20,742,257       47,452,756
                                                                                                 ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A .............................................................................           (6,047,555)     (13,456,408)
   Class B .............................................................................             (231,462)        (246,429)
   Class D .............................................................................           (1,477,726)      (3,132,293)
Net realized gain on investments:
   Class A .............................................................................           (2,339,283)     (25,021,509)
   Class B .............................................................................             (118,196)        (633,473)
   Class D .............................................................................             (673,601)      (6,970,215)
                                                                                                 ------------     ------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ..............................................          (10,887,823)     (49,460,327)
                                                                                                 ------------     ------------


                                                                             SHARES
                                                                -----------------------------------
                                                                SIX MONTHS ENDED      YEAR ENDED
                                                                  JUNE 30, 1998    DECEMBER 31, 1997
                                                                ---------------    -----------------
CAPITAL SHARE TRANSACTIONS: Net proceeds from sale of shares:
   Class A ................................................         632,654          650,380        9,584,795        9,972,700
   Class B ................................................         333,974          343,682        5,090,539        5,230,021
   Class D ................................................         338,919          404,112        5,173,878        6,155,758
Investment of dividends:
   Class A ................................................         275,087          606,682        4,211,925        9,216,525
   Class B ................................................          10,742           11,758          163,915          178,238
   Class D ................................................          78,440          167,968        1,198,550        2,546,388
Exchanged from associated Funds:
   Class A ................................................         508,719          330,769        7,860,783        5,064,541
   Class B ................................................          52,220           79,482          792,724        1,207,365
   Class D ................................................         349,305          418,908        5,322,420        6,386,380
Shares issued in payment of
gain distributions:
   Class A ................................................         128,042        1,378,265        1,932,157       20,340,211
   Class B ................................................           6,043           34,906           90,942          512,347
   Class D ................................................          40,522          423,625          609,669        6,229,511
                                                                 ----------       ----------      -----------      -----------
Total .....................................................       2,754,667        4,850,537       42,032,297       73,039,985
                                                                 ----------       ----------      -----------      -----------
Cost of shares repurchased:
   Class A ................................................      (1,371,536)      (3,510,451)     (21,006,677)     (53,806,277)
   Class B ................................................         (27,778)         (46,830)        (426,464)        (709,661)
   Class D ................................................        (386,561)      (1,022,412)      (5,890,323)     (15,638,553)
Exchanged into associated Funds:
   Class A ................................................        (514,747)        (971,157)      (7,800,378)     (14,983,726)
   Class B ................................................         (36,489)         (39,006)        (546,715)        (600,589)
   Class D ................................................        (279,018)        (720,259)      (4,285,468)     (11,014,316)
                                                                 ----------       ----------      -----------      -----------
Total .....................................................      (2,616,129)      (6,310,115)     (39,956,025)     (96,753,122)
                                                                 ----------       ----------      -----------      -----------
INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL SHARE TRANSACTIONS .............................         138,538       (1,459,578)       2,076,272      (23,713,137)
                                                                 ==========       ==========      -----------      -----------
INCREASE (DECREASE) IN NET ASSETS ..........................................................       11,930,706      (25,720,708)
NET ASSETS:
Beginning of period ........................................................................      355,488,874      381,209,582
                                                                                                  -----------      -----------
END OF PERIOD (including distributions in excess
   of net investment income and undistributed net
   investment income of $682,947 and
   $406,565, respectively) .................................................................     $367,419,580      $355,488,874
                                                                                                 ============      ============

------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman Income Fund, Inc. (the "Fund") offers three classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75%, a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- Investments in US Government and Government agency securities, bonds, and stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Fund are maintained in US dollars. The market value of investment securities, other assets and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

     The Fund separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Fund separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

c. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

d. SECURITY TRANSACTIONS AND RELATED INVESTMENT
   INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend. Interest income is recorded on an accrual basis.

e. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 1998, distribution and service fees were the only class-specific expenses.

f. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the

NOTES TO FINANCIAL STATEMENTS

   timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the six months ended June 30, 1998, amounted to $179,609,634 and $176,448,853, respectively; purchases and sales of USGovernment obligations were $52,147,138 and $61,539,132, respectively.

   At June 30, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $25,774,592 and $3,527,917, respectively.

4. SHORT-TERM INVESTMENTS -- At June 30, 1998, the Fund owned short-term investments which matured in less than seven days.

5. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.60% per annum of the first $1 billion of the Fund's average daily net assets, 0.55% per annum of the next $1 billion of the Fund's average daily net assets and 0.50% per annum of the Fund's average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents 0.60% per annum of the Fund's average daily net assets.

   Prior to March 31, 1998, Seligman Henderson Co., an entity owned 50% each by the Manager and Henderson International, Inc., a subsidiary of Henderson plc, supervised and directed all or a portion of the Fund's foreign investments. For this service, the Manager paid Seligman Henderson Co. a monthly fee.

   Seligman Financial Services, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $19,777 from sales of Class A shares, after commissions of $153,024 were paid to dealers.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 1998, fees incurred under the Plan aggregated $329,545, or 0.24% per annum of the average daily net assets of Class A shares.

   Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

   With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

   For the six months ended June 30, 1998, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $55,543 and $389,140, respectively.

   The Distributor is entitled to retain any CDSL imposed on redemptions of Class D shares occurring within one year of purchase and on certain redemptions of Class A shares occurring within 18 months of purchase. For the six months ended June 30, 1998, such charges amounted to $17,516.

   The Distributor has sold its rights to collect any CDSL imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSL and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate amount of such payments retained by the Distributor for the six months ended June 30, 1998, amounted to $7,630.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended June 30, 1998, Seligman Services, Inc. received commissions of $2,574 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $25,880, pursuant to the Plan.

   Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $246,912 for shareholder account services. The Fund's investment in Seligman Data Corp. is recorded at cost of $3,553.

   Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at June 30, 1998, of $101,538 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

6. COMMITTED LINE OF CREDIT -- Effective July 1, 1998, the Fund entered into a joint $800 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50% on an overnight basis. The Fund incurs a commitment fee of 0.08% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires one year from the date of the agreement but is renewable with the consent of the participating banks. To date, the Fund has not borrowed from the credit facility.

FINANCIAL HIGHLIGHTS


   The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance of each Class, on a per share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts.

   "Total return based on net asset value" measures each Class's performance assuming that investors purchased Fund shares at net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Fund. Total returns for periods of less than one year are not annualized.

                                                                                      CLASS A
                                                      ------------------------------------------------------------------------
                                                      SIX MONTHS                         YEAR ENDED DECEMBER 31,
                                                         ENDED    ----------------------------------------------------------
                                                       6/30/98o      1997o         1996o       1995o        1994o       1993
                                                      ---------   --------        ------      ------      -------     -------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ...............    $14.81       $14.97       $14.63       $13.05       $14.58      $13.69
                                                        ------       ------       ------       ------     --------    --------
Net investment income ..............................      0.29         0.71         0.74         0.76         0.76        0.75
Net realized and unrealized investment gain (loss) .      0.61         1.41         0.38         1.89        (1.57)       1.40
Net realized and unrealized gain (loss)
  from foreign currency transactions ...............     (0.01)       (0.10)        0.04        (0.01)        0.03          --
                                                        ------       ------       ------       ------       ------      ------
INCREASE (DECREASE) FROM INVESTMENT
  OPERATIONS .......................................      0.89         2.02         1.16         2.64        (0.78)       2.15
Dividends paid .....................................     (0.34)       (0.74)       (0.73)       (0.78)       (0.75)      (0.75)
Distributions from net gain realized ...............     (0.13)       (1.44)       (0.09)       (0.28)          --       (0.51)
                                                        ------       ------       ------       ------       ------      ------
NET INCREASE (DECREASE) IN NET ASSET VALUE .........      0.42        (0.16)        0.34         1.58        (1.53)       0.89
                                                        ------       ------       ------       ------       ------      ------
NET ASSET VALUE, END OF PERIOD .....................    $15.23       $14.81       $14.97       $14.63       $13.05      $14.58
                                                        ======       ======       ======       ======       ======      ======
TOTAL RETURN BASED ON NET ASSET VALUE: .............      6.04%       14.06%        8.22%       20.60%       (5.43)%     15.98%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets .....................      1.08%        1.14%        1.14%        1.00%        1.02%       1.03%
Net investment income to average net assets ........      3.87%+       4.66%        5.11%        5.38%        5.51%       5.29%
Portfolio turnover .................................     65.48%      138.90%      125.92%      111.78%       66.62%      60.62%
NET ASSETS, END OF PERIOD (000s omitted) ...........   $273,019     $270,688     $296,291     $318,307     $286,355    $321,040


--------
See footnotes on page 18.

FINANCIAL HIGHLIGHTS


                                                                    CLASS B
                                                     -------------------------------------
                                                      SIX MONTHS      YEAR        4/22/96*
                                                         ENDED        ENDED         TO
                                                        6/30/98o    12/31/97o    12/31/96o
                                                     -----------    ---------    ---------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD .............      $14.79       $14.95         $14.43
                                                        ------       ------         ------
Net investment income ............................        0.23         0.59           0.43
Net realized and unrealized investment gain ......        0.60         1.41           0.59
Net realized and unrealized gain (loss)
  from foreign currency transactions .............       (0.01)       (0.10)          0.05
                                                        ------       ------         ------
INCREASE FROM INVESTMENT OPERATIONS ..............        0.82         1.90           1.07
Dividends paid ...................................       (0.29)       (0.62)         (0.46)
Distributions from net gain realized .............       (0.13)       (1.44)         (0.09)
                                                        ------       ------         ------
NET INCREASE (DECREASE) IN NET ASSET VALUE .......        0.40        (0.16)          0.52
                                                        ------       ------         ------
NET ASSET VALUE, END OF PERIOD ...................      $15.19       $14.79         $14.95
                                                        ======       ======         ======
TOTAL RETURN BASED ON NET ASSET VALUE: ...........        5.57%       13.24%          7.58%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...................        1.84%        1.90%          1.89%
Net investment income to average net assets ......        3.11%+       3.90%          4.36%+
Portfolio turnover ...............................       65.48%      138.90%        125.92%++
NET ASSETS, END OF PERIOD (000s omitted) .........      $13,984       $8,607         $2,961


                                                                                       CLASS D
                                                      -------------------------------------------------------------------------
                                                        SIX MONTHS             YEAR ENDED DECEMBER 31,                 5/3/93*
                                                          ENDED    -----------------------------------------------       TO
                                                         6/30/98o     1997o        1996o        1995o        1994o     12/31/93
                                                        ---------    ------       ------       ------       ------    ---------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                    $14.78       $14.95       $14.60       $13.01       $14.55      $14.42
                                                        ------       ------       ------       ------       ------      ------
Net investment income                                     0.23         0.59         0.63         0.65         0.65        0.45
Net realized and unrealized investment gain (loss)        0.60         1.40         0.38         1.88        (1.57)       0.69
Net realized and unrealized gain (loss)
  from foreign currency transactions                     (0.01)       (0.10)        0.04        (0.01)        0.03          --
                                                        ------       ------       ------       ------       ------      ------
INCREASE (DECREASE) FROM INVESTMENT
  OPERATIONS                                              0.82         1.89         1.05         2.52        (0.89)       1.14
Dividends paid                                           (0.29)       (0.62)       (0.61)       (0.65)       (0.65)      (0.50)
Distributions from net gain realized                     (0.13)       (1.44)       (0.09)       (0.28)          --       (0.51)
                                                        ------       ------       ------       ------       ------      ------
NET INCREASE (DECREASE) IN NET ASSET VALUE                0.40        (0.17)        0.35         1.59        (1.54)       0.13
                                                        ------       ------       ------       ------       ------      ------
NET ASSET VALUE, END OF PERIOD                          $15.18       $14.78       $14.95       $14.60       $13.01      $14.55
                                                        ======       ======       ======       ======       ======      ======
TOTAL RETURN BASED ON NET ASSET VALUE:                    5.57%       13.17%        7.43%       19.66%       (6.20)%      8.02%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets                            1.84%        1.90%        1.90%        1.79%        1.82%       1.84%
Net investment income to average net assets               3.11%+       3.90%        4.37%        4.58%        4.74%       4.42%+
Portfolio turnover                                       65.48%      138.90%      125.92%      111.78%       66.62%      60.62%+++
NET ASSETS, END OF PERIOD (000s omitted)                $80,417      $76,194      $81,957      $86,701      $67,946     $49,941


-----------------------
  * Commencement of offering of shares.
  o Per share amounts for the six months ended June 30, 1998, and the years ended December 31, 1997, 1996, 1995, and 1994, are calculated based on average shares outstanding.
  + Annualized.
 ++ For the year ended December 31, 1996.
+++ For the year ended December 31, 1993.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS





THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN INCOME FUND, INC.:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Income Fund, Inc. as of June 30, 1998, the related statements of operations for the six months then ended and of changes in net assets for the six months then ended and for the year ended December 31, 1997, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Income Fund, Inc. as of June 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
July 31, 1998





ADDITIONAL INFORMATION


MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY  10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Financial Services, Inc.
100 Park Avenue
New York, NY  10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY  10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450      Shareholder Services
(800) 445-1777      Retirement Plan Services
(212) 682-7600      Outside the United States
(800) 622-4597      24-Hour Automated Telephone Access Service

JOHN R. GALVIN 2, 4
DEAN, Fletcher School of Law and Diplomacy
   at Tufts University
DIRECTOR, Raytheon Company

ALICE S. ILCHMAN 3, 4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2, 4
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center

John E. Merow 2, 4
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Industries, Inc.
TRUSTEE, The New York and Presbyterian Hospital

BETSY S. MICHEL 2, 4
TRUSTEE, The Geraldine R. Dodge Foundation
CHAIRMAN OF THE BOARD OF TRUSTEES, St. George's School

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD, J. & W.  Seligman & Co.
   Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm


JAMES Q. RIORDAN 3, 4
DIRECTOR, The Brooklyn Union Gas Company
TRUSTEE, Committee for Economic Development
DIRECTOR, Public Broadcasting Service

RICHARD R. SCHMALTZ 1
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
   J. & W.  Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, CommScope, Inc.
DIRECTOR, C-SPAN

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W.  Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.

DIRECTOR EMERITUS
FRED E. BROWN
DIRECTOR AND CONSULTANT, J. &W.  Seligman &Co.
   Incorporated

----------------

MEMBER:  1 EXECUTIVE COMMITTEE
         2 AUDIT COMMITTEE
         3 DIRECTOR NOMINATING COMMITTEE
         4 BOARD OPERATIONS COMMITTEE



EXECUTIVE OFFICERS




WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

CHARLES C. SMITH, JR.
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT

THOMAS G. ROSE
TREASURER

FRANK J. NASTA
SECRETARY

GLOSSARY OF FINANCIAL TERMS


CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio. For tax purposes, these profits may be taxed at different rates, primarily depending upon the length of time the securities were owned by the fund.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES LOAD (CDSL) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund (the CDSL expires after a fixed time period).

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE (OP) -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, officers and directors, how shares are bought and redeemed, fund fees and other charges, and the fund's financial statements.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains updated or more detailed information about a mutual fund and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.


-------------------
Adapted from the Investment Company Institute's 1997 MUTUAL FUND FACT BOOK.

    THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK
    OF SELIGMAN INCOME FUND, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES
      CHARGES, MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS
                  CAREFULLY BEFORE INVESTING OR SENDING MONEY.


                        SELIGMAN FINANCIAL SERVICES, INC.
                                 AN AFFILIATE OF

                                     [LOGO]

                              J.& W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017

EQIN3  6/98                                           Printed on Recycled Paper